UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareowners of the Company was held on Wednesday, April 24, 2019, in Atlanta, Georgia. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b) Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2020 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herbert A. Allen	3,120,865,655	98.80	37,966,164	1.20	4,605,459	588,527,222
Ronald W. Allen	3,084,752,301	97.66	74,029,551	2.34	4,655,404	588,527,222
Marc Bolland	3,146,615,530	99.62	11,888,952	0.38	4,932,796	588,527,222
Ana Botín	3,102,271,445	98.22	56,061,825	1.78	5,104,008	588,527,222
Christopher C. Davis	3,093,952,695	97.97	63,972,517	2.03	5,512,066	588,527,222
Barry Diller	3,016,152,035	95.50	142,216,272	4.50	5,067,677	588,527,222
Helene D. Gayle	3,140,924,416	99.43	18,095,494	0.57	4,416,074	588,527,222
Alexis M. Herman	3,098,496,203	98.11	59,767,221	1.89	5,172,560	588,527,222
Robert A. Kotick	3,149,884,657	99.74	8,276,839	0.26	5,274,488	588,527,222
Maria Elena Lagomasino	3,107,613,322	98.38	51,069,929	1.62	4,752,733	588,527,222
James Quincey	3,072,056,636	97.53	77,875,242	2.47	13,505,400	588,527,222
Caroline J. Tsay	3,149,099,750	99.70	9,357,063	0.30	4,980,465	588,527,222
David B. Weinberg	3,148,448,712	99.68	10,065,182	0.32	4,923,384	588,527,222

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Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding this advisory proposal were as follows:

Votes Cast For:	3,068,372,376	97.44%
Votes Cast Against:	80,774,074	2.56%
Abstentions:	14,290,821
Broker Non-Votes:	588,527,222

Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. Votes regarding this proposal were as follows:

Votes Cast For:	3,645,858,962	97.35%
Votes Cast Against:	99,307,910	2.65%
Abstentions:	6,796,809
Broker Non-Votes:	N/A

Item 4. Shareowner Proposal Regarding an Independent Board Chair. Votes regarding this proposal were as follows:

Votes Cast For:	567,668,705	18.02%
Votes Cast Against:	2,583,027,406	81.98%
Abstentions:	12,736,600
Broker Non-Votes:	588,527,222

Item 5. Shareowner Proposal on Sugar and Public Health. Votes regarding this proposal were as follows:

Votes Cast For:	152,246,796	4.88%
Votes Cast Against:	2,967,280,486	95.12%
Abstentions:	43,905,768
Broker Non-Votes:	588,527,222

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 24, 2019	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President and General Counsel